EXECUTION VERSION [[3672294]] FIRST AMENDMENT dated as of September 12, 2017 (this “Amendment”) to the CREDIT AGREEMENT dated as of January 5, 2016 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), among PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware, the BANKS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. WHEREAS, the Banks have extended credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement. SECTION 2. Initial Amendments to Credit Agreement. Effective on the Initial Effective Date (as defined below), the Credit Agreement is amended as follows: (a) The following new definitions are inserted in their proper alphabetical positions in Section 1.01 of the Credit Agreement: “2017 Term Loan Agreement” shall mean a credit agreement providing for term loans in an initial aggregate principal amount of up to $200,000,000 entered into by the Company in connection with the Neutron Acquisition, as amended from time-to-time. “Bail-In Action” shall mean, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail- In Legislation Schedule. “EEA Financial Institution” shall mean (a) any institution established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any institution

[[3672294]] established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Neutron” shall mean NGS Holdings, Inc., a Delaware corporation. “Neutron Acquisition” shall mean the acquisition by the Borrower, directly or indirectly, pursuant to the terms of the Neutron Acquisition Agreement, of all or substantially all the equity interests of Neutron for “Merger Consideration” (as defined in the Neutron Acquisition Agreement) consisting of cash. “Neutron Acquisition Agreement” shall mean that certain Agreement and Plan of Merger dated as of September 6, 2017, among the Borrower, Neutron Acquisition Corp., NGS Holdings, Inc. and Littlejohn Fund IV, L.P., together with all schedules, exhibits and disclosure letters related thereto. “Neutron Acquisition Closing Date” shall mean the date on which the Neutron Acquisition is consummated. “Neutron Acquisition Transactions” shall mean the Neutron Acquisition, together with the other financing transactions related to the Neutron Acquisition (including the redemption of the Borrower’s 4.75% Medium Term Notes due 2018 and any redemptions or repayments by the Borrower of existing Indebtedness of Neutron or any of its subsidiaries made in connection with the Neutron Acquisition) and the payment of fees and expenses incurred in connection with the foregoing. “NYFRB” shall mean the Federal Reserve Bank of New York. “NYFRB Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m., New York City time,

[[3672294]] on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Overnight Bank Funding Rate” shall mean, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Revolver” shall mean the Credit Agreement dated as of January 6, 2015, as amended from time to time, among the Borrower, the subsidiary borrowers party thereto, the banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. “Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. (b) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is amended by replacing each instance of the term “Federal Funds Rate” therein with the term “NYFRB Rate”. (c) The definition of “Federal Funds Rate” in Section 1.01 of the Credit Agreement is amended to read as follows: ““Federal Funds Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.” (d) The definition of “Total Adjusted Debt” in Section 1.01 of the Credit Agreement is amended by adding the following proviso at the end thereof: “; provided that at all times prior to (but not after) the earlier to occur of (i) the Neutron Acquisition Closing Date and (ii) in the event that the Neutron Acquisition Agreement terminates or expires for any reason other than the consummation of the Neutron Acquisition, the date that is 45 days after the date of such termination or expiration, Total Adjusted Debt shall exclude the amount, up to aggregate amount of $825,000,000, of any Indebtedness issued

[[3672294]] or incurred by the Borrower and/or any of its Subsidiaries to finance the Neutron Acquisition Transactions” (e) Section 7 of the Credit Agreement is amended by inserting the following new Section 7.13 immediately following Section 7.12: “7.13 EEA Financial Institutions. None of the Borrower or its Subsidiaries is an EEA Financial Institution.” (f) The first sentence of Section 8.04 of the Credit Agreement is amended by inserting immediately prior to the word “except” the words “or engage in any Securitization Transaction”. (g) Clause (k) of Section 8.04 of the Credit Agreement is amended to read as follows: “(k) Securitization Transactions in which fair equivalent value is received for accounts receivable or chattel paper sold thereunder and any Liens deemed to exist in connection therewith; provided, that the sum, without duplication, of (i) the principal amount of all Securitization Transactions permitted by this clause (k), (ii) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of this Section 8.04 and (iii) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of Section 8.08, does not exceed, at the time of and after giving effect to any transfer of accounts receivable or other assets or rights pursuant to any such Securitization Transaction, 10% of Consolidated Net Tangible Assets of the Borrower and its Domestic Subsidiaries;” (h) Section 8.04 of the Credit Agreement is amended by inserting the following new clause (n) immediately after clause (m); “(n) Liens securing obligations of the Borrower and its Subsidiaries under the Revolver and the 2017 Term Loan Agreement; provided, that the obligations of the Borrower and its Subsidiaries under this Agreement are simultaneously secured on an equal and ratable basis under documentation approved in writing by the Administrative Agent (such approval not to be unreasonably withheld, delayed or conditioned).” (i) The first sentence of the final paragraph of Section 8.04 of the Credit Agreement is amended and restated to read as follows: “Notwithstanding the foregoing provisions of this Section, the Borrower and its Domestic Subsidiaries may create, incur, assume or suffer to exist Liens (in addition to those permitted under the preceding clauses (a) through (n)) securing Indebtedness in an aggregate principal amount which, together with the sum, without duplication, of (A) the principal amount of all Securitization Transactions permitted by clause (k) of the foregoing provisions and (B) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of

[[3672294]] Section 8.08, does not exceed, at the time of and after giving effect to any incurrence of such Liens or Indebtedness or any transfer of accounts receivable or other assets or rights pursuant to any such Securitization Transaction, 10% of Consolidated Net Tangible Assets of the Borrower and its Domestic Subsidiaries.” (j) The following new Section 8.08 is inserted immediately after Section 8.07 of the Credit Agreement: “8.08. Indebtedness of Subsidiaries. The Borrower will not permit any of its Subsidiaries to create, incur, assume or suffer to exist any Indebtedness or any preferred stock or other preferred equity interests other than: (a) Indebtedness in existence on the date hereof and listed on Schedule 8.08 hereto and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension, except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection therewith; (b) Indebtedness of any Subsidiary to the Borrower or any other Subsidiary; (c) Indebtedness of any Person that becomes a Subsidiary of the Borrower (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder), or Indebtedness of any Person that is assumed by any Subsidiary in connection with an acquisition of assets by such Subsidiary, in each case, after the date hereof; provided that such Indebtedness is in existence at the time such Person becomes a Subsidiary of the Borrower (or is so merged or consolidated) or such assets are acquired and is not created in anticipation thereof, and any refinancings, refundings, renewals or extensions thereof, provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection therewith; (d) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any real and/or tangible personal Property acquired, constructed or improved by such Subsidiary, including Capital Lease Obligations; provided that such Indebtedness is incurred prior to or within one year after such acquisition or the completion of such construction or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such real and/or tangible personal Property, and any refinancings, refundings, renewals, amendments or extensions thereof, provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection

[[3672294]] therewith; (e) (i) Guarantees by Subsidiaries of obligations of the Borrower and its Subsidiaries under the Revolver and the 2017 Term Loan Agreement; provided, that the obligations of the Borrower and its Subsidiaries under this Agreement are simultaneously guaranteed by such Subsidiaries under documentation approved in writing by the Administrative Agent and (ii) Guarantees of Indebtedness of any Subsidiary to the extent such Indebtedness is otherwise permitted under this Agreement; (f) Indebtedness of any Subsidiary of the Borrower as an account party in respect of letters of credit backing obligations that do not constitute Indebtedness; (g) Indebtedness of Subsidiaries deemed to exist in connection with Securitization Transactions otherwise permitted pursuant to Section 8.04(k); and (h) Indebtedness arising in connection with customary cash management services and from the honoring by a bank or financial institution of a check, draft or similar instrument drawn against insufficient funds, in each case in the ordinary course of business. Notwithstanding the foregoing provisions of this Section, the Borrower’s Subsidiaries may create, incur, assume or suffer to exist Indebtedness (in addition to that permitted under the preceding clauses (a) through (f)) in an aggregate principal amount which, together with the sum, without duplication, of (i) the principal amount of all Securitization Transactions permitted by Section 8.04(k) and (ii) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of Section 8.04, does not exceed, at the time of and after giving effect to any incurrence of such Indebtedness, 10% of Consolidated Net Tangible Assets of the Borrower and its Domestic Subsidiaries.” (k) Section 11 of the Credit Agreement is amended by inserting the following new Section 11.15 immediately following Section 11.14 of the Credit Agreement: “11.15 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable:

[[3672294]] (i) a reduction in full or in part or cancelation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.” (l) Schedule 8.08 attached to this Amendment is added as a new Schedule 8.08 to the Credit Agreement. SECTION 3. Acquisition Amendments to Credit Agreement. Effective on the Acquisition Effective Date (as defined below), the Credit Agreement is amended as follows: (a) The following new definition is inserted in its proper alphabetical position in Section 1.01 of the Credit Agreement: “Leverage Ratio” shall mean, on the last day of any fiscal quarter, the ratio of (a) Total Adjusted Debt on such day to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters then ended. (b) Section 8.07 of the Credit Agreement is amended to read as follows: “8.07. Financial Covenant. The Borrower will not permit the Leverage Ratio to exceed (a) as of the last day of the fiscal quarter during which the Neutron Acquisition Closing Date shall occur and each subsequent fiscal quarter ending after the Neutron Acquisition Closing Date and on or prior to September 30, 2018, 4.50 to 1.00, or (b) as of the last day of any other fiscal quarter, 3.50 to 1.00.” SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Banks and the Administrative Agent that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) the representations and warranties made by the Borrower in Section 7 of the Credit Agreement are true and complete on and as of the Initial Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) with the same force and effect as if made on and as of such date; provided, however, that for purposes of this Section 4, the dates in the last sentence of Section 7.02 of the Credit Agreement and in Section 7.03 of the Credit Agreement shall be deemed to be December 31 of the year for

[[3672294]] which the Borrower shall most recently have filed an Annual Report on Form 10-K with the Securities and Exchange Commission prior to the Initial Effective Date. SECTION 5. Effectiveness. (a) The amendments provided for in Section 2 of this Amendment shall become effective on the first date on which each of the following conditions is satisfied (the “Initial Effective Date”): (i) this Amendment shall have been executed by the Majority Banks and the Administrative Agent shall have received a counterpart hereof executed by the Borrower; (ii) the Administrative Agent shall have received a certificate, dated the Initial Effective Date, of a senior officer of the Borrower to the effect that (i) no Default has occurred and is continuing as of the Initial Effective Date and (ii) the representations and warranties made by the Borrower in Section 7 of the Credit Agreement (in each case, as amended hereby and as adjusted by Section 4 hereof) are true and complete on and as of the Initial Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) with the same force and effect as if made on and as of such date; (iii) the Administrative Agent shall have received a written opinion (which may be an opinion of internal counsel for the Borrower) addressed to the Administrative Agent and the Banks and dated the Initial Effective Date as to the due authorization and enforceability of this Amendment and the Credit Agreement as amended hereby; (iv) the Borrower shall have paid all fees payable by it under Section 6 hereof; and (v) the Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or Section 7 hereof. (b) The amendments provided for in Section 3 of this Amendment shall become effective on the first date on which each of the following conditions is satisfied (the “Acquisition Effective Date”): (i) the Initial Effective Date shall have occurred; and (ii) the Neutron Acquisition Closing Date shall have occurred, and the Administrative Agent shall have received a certificate, dated the Acquisition Effective Date, of a senior officer of the Borrower to that effect. SECTION 6. Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Bank party hereto, an amendment fee equal to 0.05% of the aggregate

[[3672294]] amount of such Bank’s outstanding Term Loans on the Initial Effective Date, which fee will be due and payable on the Initial Effective Date. SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP. SECTION 8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. On and after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby. SECTION 9. Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. [Remainder of this page intentionally left blank]

LENDER SIGNATURE PAGE TO PITNEY BOWES INC. FIRST AMENDMENT TO CREDIT AGREEMENT Name of Institution: Mizuho Bank, Ltd. Name: ~ a t,~~. ~' ~.,~,`.' Title: ~(uwn~,;Lr ~j•Y<~~,~ [Signature Page to First Amendment (Term Loan)]

SCHEDULE 8.08 Existing Subsidiary Indebtedness None.